UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549





                           Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934




                       November 22, 1999
         Date of Report (Date of earliest event reported)



                   MAXWELL TECHNOLOGIES, INC.
      (Exact name of registrant as specified in its charter)



     Delaware             #0-10964                95-2390133
 (State or other        (Commission             (I.R.S. Employer
  jurisdiction          File Number)           Identification No.)
 of incorporation)


                     9275 Sky Park Court
                 San Diego, California  92123
           (Address of principal executive offices)

    Registrant's telephone number, including area code: (858) 279-5100


ITEM 8.  Change in Fiscal Year

     On November 22, 1999, the Registrant's Board of Directors adopted a resolution to change the fiscal year of the Registrant to a January 1 to December 31 calendar year. The Registrant previously reported its results on an August 1 to July 31 fiscal year. The Registrant will be filing an Annual Report on Form 10-K for the transition period August 1 to December 31, 1999.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 7, 1999



                                        Maxwell Technologies, Inc.

                                        By: /s/ Donald M. Roberts
                                            ---------------------
                                            Donald M. Roberts
                                            Vice President, Secretary and
                                            General Counsel